UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2012

General Steel Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33717	41-2079252
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

21st Floor, Building B, Jia Ming Center
No. 27 Dong San Huan North Road
Chaoyang District, Beijing 100020

 (Address of principal executive offices)

Registrant’s telephone number, including area code:  + 86 (10) 57757691

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01.   Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 17, 2012, General Steel Holdings, Inc. (the “Company”) was notified by NYSE Regulations, Inc. that it is not in compliance with the continued listing standard set forth in the Listed Company Manual, Section 802.01E (“Section 802.01E”) of the New York Stock Exchange, Inc. (the “NYSE”). Such noncompliance is based on the Company’s failure to timely file its Annual Report on Form 10-K for the year ended December 31, 2011 (the “Annual Report”). The Company was required to file its Annual Report on or before April 16, 2012 (the “Filing Due Date”), since a Form 12b-25 was timely filed with the Securities and Exchange Commission (the “SEC”) to extend the original due date.

In accordance with NYSE procedures, the Company is required to contact the NYSE to discuss the status of the Annual Report filing and to issue a press release pertaining to the late filing by the fifth business day following the receipt of the NYSE notification. The Company has contacted the NYSE to inform them of the filing status and also, as described below in Item 8.01, filed a press release within the five day period. The Company has six months from the Filing Due Date to cure this deficiency. The Company can regain compliance at any time during the six-month cure period once it files its Annual Report with the SEC. In the event that the Company has failed to cure the deficiency by the expiration of the six-month cure period, the NYSE may grant, at its discretion, a further extension of up to six months trading period, depending on the specific circumstances.

The Company’s common stock remains listed on the NYSE under the symbol “GSI,” but will be assigned a “LF” indicator by the NYSE to signify that the Company’s late filing status.

ITEM 8.01. OTHER EVENTS.

On April 20, 2012, the Company issued a press release pertaining to the Company’s late filing notification as mentioned above and a framework agreement that was entered into by and between the Company’s principal subsidiary, Shaanxi Longmen Iron and Steel Co., Ltd. ( also known as Longmen Joint Venture), and Shaanxi Coal Materials Supply, Ltd. to expand its direct sales capabilities and to further enhance its vertical integration. A copy of that press release is attached as Exhibit 99.1 hereto and incorporated into this Item 8.01 by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued on April 20, 2012.

Note Regarding Forward-Looking Statements

This filing contains statements that are forward-looking within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Such forward-looking statements are only predictions and are not guarantees of future performance.  Investors are cautioned that any such forward-looking statements are and will be, as the case may be, subject to many risks, uncertainties, certain assumptions and factors relating to the operations and business environments of General Steel Holdings, Inc. and its subsidiaries that may cause the actual results of the companies to be materially different from any future results expressed or implied in such forward-looking statements.  Although General Steel Holdings, Inc. believes that the expectations and assumptions reflected in the forward-looking statements are reasonable based on information currently available to its management, General Steel Holdings, Inc. cannot guarantee future results or events.  General Steel Holdings, Inc. expressly disclaims a duty to update any of the forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

General Steel Holdings, Inc.

By:	/s/ John Chen
Name:	John Chen
Title:	Chief Financial Officer

Dated: April 20, 2012